 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2017

PHILLIPS EDISON GROCERY CENTER REIT I, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54691	27-1106076
State or other jurisdiction of incorporation or organization	Commission File Number	IRS Employer Identification No.
11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices)
(513) 554-1110
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
On November 8, 2017, Phillips Edison Grocery Center REIT I, Inc. (the “Company”) issued a press release announcing its results for the quarter ended September 30, 2017. The Company provided a stockholder update presentation on Thursday, November 9, 2017, on its website at www.grocerycenterreit1.com. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 8, 2017
99.2	Stockholder Presentation dated November 9, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT I, INC.

Dated: November 9, 2017	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 8, 2017
99.2	Stockholder Presentation dated November 9, 2017